Exhibit 77 (q)(1)

                                    Exhibits

(e)(1) Amended and Restated Investment Management Agreement dated April 29, 2005 between ING VP Emerging Markets and ING Investments, LLC regarding the ING VP Emerging Markets Fund- previously filed as an Exhibit to the Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A on April 11, 2005 and incorporated herein by reference.

(e)(2) Sub-Advisory Agreement dated April 29, 2005 between ING Investments, LLC and J.P. Morgan Investment Management Inc. regarding ING VP Emerging Markets Fund- Filed herein.